UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 2, 2014
MILLER ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

001-34732	26-1028629
(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302
Knoxville, TN 37932
(Address of Principal Executive Offices)
(865) 223-6575
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Item 2.03    Creation of a Direct Financial Obligation.

On June 2, 2014, (the "Closing Date"), Miller Energy Resources, Inc., (the "Company") entered into a credit agreement (the "First Lien Loan Agreement"), among the Company, as borrower, KeyBank National Association ("KeyBank"), as administrative agent (in that capacity the “Administrative Agent”), and the lenders from time to time party thereto (the “Lenders”). In addition to KeyBank, the syndicate includes CIT Finance LLC, Mutual of Omaha Bank and OneWest Bank N.A.

The First Lien Loan Agreement provides for a $250 million senior secured, reserve-based revolving credit facility (the "First Lien Credit Facility"), $60 million of which was made available the Company on the Closing Date. Amounts outstanding under the First Lien Credit Facility are priced on a sliding scale, based on LIBOR plus 300 to 400 basis points, depending upon the level of borrowing (per the table below).

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	<25%	>25%, but <50%	>50%, but <75%	>75%, but <90%	>90%, but <100%
Spread above LIBOR	3.00%	3.25%	3.50%	3.75%	4.00%
Undrawn Commitment Fee Rate	0.50%	0.50%	0.75%	0.75%	0.75%

The First Lien Credit Facility will expire on the third anniversary of the closing. It contains customary covenants, including a leverage, interest coverage, current ratio, minimum gross production, minimum liquidity, asset coverage and change of management control covenants.  Subject to certain conditions contained in the First Lien Loan Agreement, the First Lien Credit Facility also allows for the Company to implement a discretionary share repurchase plan on terms and conditions reasonably satisfactory to the Administrative Agent and the Lenders. The First Lien Credit Facility contemplates up-front fees, arrangement fees, and ongoing commitment and other fees customary for transactions of this nature.

The Company drew $20 million on the Closing Date under the First Lien Credit Facility, which will be used to provide working capital for development drilling in Alaska. The amounts drawn were subject to an original issue discount equal to 1% of the initial borrowing base.

On the Closing Date, in connection with the First Lien Credit Facility, the Company, along with all of its consolidated subsidiaries (other than MEI, Miller Energy Colorado 2014-1, LLC, and Miller Drilling 2009-A, L.P.), entered into a First Lien Guarantee and Collateral Agreement (the “First Lien Guarantee”) with KeyBank, for the benefit of the lenders from time to time party to the First Lien Loan Agreement. Under the terms of the Guarantee and related security documents each of the consolidated subsidiaries of the Company (other than MEI, Miller Energy Colorado 2014-1, LLC, and Miller Drilling 2009-A, L.P.) have guaranteed the Company’s obligations under the First Lien Credit Facility and the Company and those subsidiaries have granted a security interest in substantially all of their assets to secure the performance of the obligations arising under the First Lien Credit Facility.

As previously announced, on February 3, 2014, the Company entered into a second lien credit facility between the Company, Apollo Investment Corporation ("Apollo"), as Administrative Agent and the lenders from time to time party thereto (the "Second Lien Credit Facility") and an associate guarantee and collateral agreement with Apollo (the "Second Lien Guarantee").

On June 2, 2014, the Company entered into the Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement to the Second Lien Credit Facility and the Second Lien Guarantee (the "Amendment"). The Amendment conforms certain of the covenants, terms and conditions in the Second Lien Credit Facility to match those of the First Lien Credit Facility, including the financial covenants.

The foregoing description is qualified in its entirety by reference to the full text of the First Lien Loan Agreement which is filed as Exhibit 10.1 hereto and incorporated by reference herein and the First Lien Guarantee which is filed as Exhibit 10.2 hereto and incorporated by reference herein and the Amendment which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 29, 2013, the Company entered into an Employment Agreement with Mr. David J. Voyticky as President of the Company (the "Executive") which terminates on July 29, 2014. On June 3, 2014, the Company entered into an extension agreement (the "Agreement") with Executive. The Agreement provides for, among other things, an extension of the employment period from July 29, 2014 until July 29, 2015 (the "Extension Period"), and a change in salary to $500,000.00 per year during the Extension Period. The Agreement also gives the Compensation Committee of the Company's Board of Directors the discretion to conduct a detailed review of the Company's compensation and employment practices and propose additional terms of employment to Executive. The foregoing description is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.4 to this report.

Item 7.01    Regulation FD Disclosure.

On June 3, 2014, we issued a press release announcing entry into the First Lien Credit Facility. Attached as Exhibit 99.1 is our press release relating to the announcement of the First Lien Credit Facility.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Credit Agreement dated as of June 2, 2014 among Miller Energy Resources, Inc., as Borrower, and KeyBank National Association, as Administrative Agent
10.2	Guarantee and Collateral Agreement in favor of KeyBank National Association, as Administrative Agent
10.3	Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement dated as of June 2, 2014
10.4	Extension Agreement dated June 3, 2014 between David J. Voyticky and the Company
99.1	Press Release dated June 3, 2014 announcing the entry into the First Lien Credit Facility

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2014	Miller Energy Resources, Inc.
By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer